Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2201

American Innovation Leaders Portfolio 2022-1

INVESCO UNIT TRUSTS, SERIES 2202

American Innovation Leaders CDA Portfolio 2022-1

Supplement to the Prospectuses

Effective April 1, 2022, Becton Dickinson and Co. (ticker: BDX) has spun-off its diabetes care business into a separate business, Embecta Corp. (ticker: EMBCV). As a holder of shares of BDX, each Portfolio will receive one share of EMBCV for every five shares of BDX it owned as of the March 22, 2022 record date, with cash in lieu of any fractional shares of EMBCV to be received. Each Portfolio will continue to hold and buy shares of each of BDX and EMBCV.

Supplement Dated: April 1, 2022